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                                                                    EXHIBIT 10.3


         FIRST AMENDMENT AND WAIVER TO THE LOAN AND SECURITY AGREEMENT


          THIS AMENDMENT AND WAIVER is made effective as of this 26th day of January 1998, between PG DESIGN ELECTRONICS, INC. (formerly known as PG Newco Corp.), a Delaware corporation ("Borrower"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                   Recitals
                                   --------

          Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of May 29, 1997 (the "Loan Agreement"), pursuant to which Lender has agreed to make loans from time to time to the Borrower in accordance with the terms and conditions thereof. Borrower has requested that Lender waive a certain Event of Default described below and Borrower and Lender desire to amend the Loan Agreement, in each case in accordance with the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                              Statement of Terms
                               ------------------

          1. Waiver. Lender hereby waives the Event of Default existing on the date hereof arising solely from Borrower's incurrence of Capital Expenditures for Fiscal Year 1997 in excess of the $500,000 permitted by the Loan Agreement for such Fiscal Year.

          2. Amendments. (a) Section 5(c) of the Loan Agreement is hereby amended by adding the following new clause (vii) thereto:

          "(vii) the capital expenditure loan to be made by the Term Lender to the Borrower in the principal amount equal to $1,300,000 on terms and conditions satisfactory to Lender."

          (b) Schedule G of the Loan Agreement is hereby amended by deleting the phrase "in any Fiscal Year in excess of $500,000" appearing at the end of

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          paragraph 3 thereof and replacing it with the following phrase:

          "in excess of $1,000,000 for Fiscal Year 1997 and in excess of $500,000 for any Fiscal Year thereafter."


          3. No Other Waivers or Amendments. Except for the amendments and waivers expressly set forth and referred to in Sections 1 and 2 above, the Loan Agreement shall remain unchanged and in full force and effect and this Amendment and Waiver shall be limited precisely as drafted and shall not be construed as an amendment or a waiver of any other terms or provisions of the Loan Agreement. Nothing in this Amendment and Waiver is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Borrower's indebtedness under or in connection with the Loan Agreement or any other indebtedness to the Lender.

          4. Representations and Warranties. To induce Lender to enter into this Amendment and Waiver, Borrower does hereby warrant, represent and covenant to Lender that: (a) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Amendment and Waiver; and (b) Borrower has the power and authority and is duly authorized to enter into, deliver and perform this Amendment and Waiver and this Amendment and Waiver is the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms.

          5. Conditions Precedent to Effectiveness of this Amendment and Waiver. The effectiveness of this Amendment and Waiver is subject to the fulfillment of the following conditions precedent:

          (a) Lender shall have received one or more counterparts of this Amendment and Waiver duly executed and delivered by the Borrower;

          (b) Any and all guarantors of the Obligations shall have consented to the execution, delivery and performance of this Amendment and Waiver and all of the transactions contemplated hereby by signing one or more counterparts of this Amendment and Waiver in the appropriate space indicated below and returning same to Lender;

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          (c)  Borrower shall have delivered to Lender an Officer's Certificate attaching the resolutions of the Board of Directors of Borrower authorizing Borrower to execute this Amendment and Waiver and certifying that no other consents, licenses or approvals are required in connection with Borrower's execution of this Amendment and Waiver;

          (d)  Borrower shall have paid to Lender a Documentation Fee of $1,500.

          5. Counterparts. This Amendment and Waiver may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

          6. GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered as of the day and year first set forth above.

                              PG DESIGN ELECTRONICS,  INC.

                              By:
                              Name:
                              Title:


                              GENERAL ELECTRIC
                              CAPITAL CORPORATION

                              By:
                              Name:
                                      Title:

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